As filed with the U. S. Securities and Exchange Commission on May 18, 2009

1940 Act Registration No. 811-22118

1933 Act File No. 333-145984

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 9	☒
(Check appropriate box or boxes)

DREMAN CONTRARIAN FUNDS

(Exact Name of Registrant as Specified in Charter)

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46204

(Address of Principal Executive Offices) (Zip Code)

(800) 247-1014

(Registrant’s Telephone Number, Including Area Code)

E. Clifton Hoover, Jr., Secretary

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46204

(Name and Address of Agent for Service of Process)

Please send copies of all communications to:

Steven M. Felsenstein, Esq.

c/o Greenberg Traurig, LLP

2700 Two Commerce Square

2001 Market Street

Philadelphia, Pennsylvania 19103

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

[X ]	immediately upon filing pursuant to paragraph (b).
[	]	on (date) pursuant to paragraph (b).
[	]	60 days after filing pursuant to paragraph (a)(1).
[	]	on (date) pursuant to paragraph (a)(1).
[	]	75 days after filing pursuant to paragraph (a)(2).
[	]	on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DREMAN CONTRARIAN FUNDS

Dreman Contrarian Mid Cap Value Fund

PROSPECTUS

May 18, 2009

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PAGE

DREMAN CONTRARIAN MID CAP VALUE FUND	3
FEES AND EXPENSES OF INVESTING IN THE MID CAP FUND	8
GENERAL INVESTMENT STRATEGIES AND RELATED RISKS	10
PORTFOLIO HOLDINGS	12
HOW TO BUY SHARES	12
HOW TO REDEEM SHARES	15
DETERMINATION OF NET ASSET VALUE	18
DIVIDENDS, DISTRIBUTIONS AND TAXES	19
MANAGEMENT OF THE MID CAP FUND	20
FINANCIAL HIGHLIGHTS	23

DREMAN CONTRARIAN MID CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Mid Cap Fund typically invests in a diversified portfolio of equity securities that have intrinsic value in the opinion of the Advisor. The Mid Cap Fund invests primarily in equity securities of mid-capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $550 million to $20 billion. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid-capitalization companies. This investment policy may not be changed without at least 60 days’ notice to Mid Cap Fund shareholders. The Mid Cap Fund may invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index. The Mid Cap Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (“ADRs”). The Mid Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Mid Cap Fund may purchase S&P 500® Index futures on a temporary basis in lieu of investing in equity securities. The Mid Cap Fund also may purchase or sell (write) options on index futures. The Mid Cap Fund intends to remain substantially invested in equity securities. However, the Mid Cap Fund may invest up to 20% of its assets in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used initially to screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price-to-book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt-to-capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Mid Cap Fund:

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Mid Cap Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Mid Cap Fund’s investments will underperform the securities markets generally.

•

Value Risk. The Mid Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Mid Cap Fund’s overall performance may suffer.

•

Mid Cap Risk. Stocks of mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Mid Cap Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Mid Cap Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Mid Cap Fund invests so the value of the Mid Cap Fund is subject to the risk of adverse changes in currency exchange rates.

•

Derivatives Risk. Options and futures in the Mid Cap Fund’s portfolio involve higher risk and may subject the Mid Cap Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Mid Cap Fund.

•

Sector Risk. To the extent that the Mid Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Mid Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Portfolio Turnover Risk. The Mid Cap Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Mid Cap Fund’s performance.

•

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Mid Cap Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	The Mid Cap Fund is not a complete investment program. As with any mutual fund investment, the Mid Cap Fund’s returns will vary and you could lose money.

Is the Mid Cap Fund right for you?

The Mid Cap Fund may be a suitable investment for:

•	long-term investors seeking a fund with a long-term capital appreciation investment strategy
•	investors willing to accept price fluctuations in their investment
•	investors who can tolerate the general risks associated with common stock investments

How has the Mid Cap Fund performed in the past?

The bar chart and table show how the Mid Cap Fund has performed in the past and gives some indication of the risks of investing in it. Both assume that all dividends and distributions are reinvested in the Mid Cap Fund. The Mid Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Fund”) of the Unified Series Trust. On January 22, 2008, the Predecessor Fund was reorganized as a new series of the Dreman Contrarian Funds. The performance shown below includes performance for the Predecessor Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The table compares the average annual total returns of the Mid Cap Fund for the periods ended December 31, 2008 to the S&P Mid Cap 400® Index. The bar chart and table below give some indication of the risks of an investment in the Mid Cap Fund by comparing the Mid Cap Fund’s performance with a broad measure of market performance. Keep in mind that past performance (before and after taxes) may not indicate how well the Mid Cap Fund will perform in the future.

Year-by-Year Annual Total Return

of the

Mid Cap Fund

(for the periods ended December 31st)

The year-to-date return as of the fiscal quarter ended April 30, 2009 was 4.87%.

During the periods shown in the bar chart above, the highest return for a quarter was 14.43% (quarter ending December 31, 2004) and the lowest return for a quarter was -27.80% (quarter ending December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)

Mid Cap Fund	1 Year	5 Years	Since Inception on December 31, 2003
Return Before Taxes	-42.64%	-0.81%	-0.81%
Return After Taxes on Distributions [1]	-42.64%	-2.54%	-2.54%
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	-28.44%	-0.97%	-0.97%
S&P Mid Cap 400® Index (reflects no deduction for fees, expenses or taxes) [2]	-36.24%	-0.09%	-0.09%

1

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2

The S&P Mid Cap 400® Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Mid Cap 400® Index is representative of a broader market and range of securities than is found in the Mid Cap Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE MID CAP FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Mid Cap Fund
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee [1,2]	1.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Mid Cap Fund
Management Fees	0.85%
Distribution (12b-1) Fees [3]	0.25%
Other Expenses [4]	6.98%
Acquired Fund Fees and Expenses [4,5]	0.03%
Total Annual Fund Operating Expenses (Before Waivers)	8.11%
Fee Waiver [3,6]	(6.43)%
Net Expenses [3,7]	_1.68%_

1.	A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
2.

The Mid Cap Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Mid Cap Fund’s costs, the Mid Cap Fund charges a 1.00% early redemption fee on shares redeemed less than one year after they are purchased. The Mid Cap Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

3.

The Advisor currently is waiving the 12b-1 fee of 0.25% for the Mid Cap Fund. This results in net expenses after waiver and reimbursement of 1.43% of the average daily net assets of the Mid Cap Fund. This 12b-1 fee waiver is voluntary and may be discontinued at any time. Accordingly, it is not reflected in the numbers included in the fee table above under “Fee Waiver” or “Net Expenses.”

4.

The Mid Cap Fund began operations as a separate portfolio (the “Predecessor Fund”) of Unified Series Trust. On January 22, 2008, the Predecessor Fund was reorganized as a new portfolio of the Trust. Accordingly, for this fee table, “Other Expenses” and “Acquired Fund Fees and Expenses” are based partially upon amounts incurred by the Predecessor Fund.

5.

“Net Expenses” in this fee table will not correlate to the ratio of expenses to average net assets in the Mid Cap Fund’s financial statements (or the Financial Highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Mid Cap Fund, not the indirect fees and expenses of investing in underlying mutual funds acquired by the Mid Cap Fund (“Acquired Funds”) or the 12b-1 fees, which are being voluntarily waived. Excluding the Acquired Fund Fees and Expenses, Net Expenses before the voluntary waiver of the 12b-1 fee of 0.25% are 1.65%.

6.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain the Mid Cap Fund’s operating expenses at 1.40% of its average daily net assets. Net Expenses will be higher than this amount because, as described in more detail in footnote No. 7, below, Net Expenses include certain other fees and expenses such as 12b-1 fees and the Acquired Fund Fees and Expenses. The Advisor’s contractual agreement to waive its management fee and/or reimburse certain operating expenses runs through October 31, 2010. Some of the Mid Cap Fund’s operating expenses, such as brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Fund Fees and Expenses) are not subject to reimbursement under this agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Mid Cap Fund within the three fiscal years following the fiscal year in which that particular expense was incurred, provided that the Mid Cap Fund is able to make the repayment without exceeding the relevant expense limitation set forth above.

7.

Net Expenses of the Mid Cap Fund are calculated as 1.68% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 1.40%, plus 12b-1 fees of 0.25% and Acquired Fund Fees and Expenses of 0.03%.

Example:

Based on the costs above, this example helps you compare the expenses of the Mid Cap Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

1 Year	3 Years	5 Years	10 Years
$171	$1,795	$3,320	$6,735

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Advisor is a deep value contrarian investor that focuses on finding bargains – temporarily depressed or overlooked stocks that the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the Advisor does not focus exclusively on the “cheapness” of the stock. The Advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The Advisor also will seek to limit the risks of investing in the Mid Cap Fund by avoiding the deceptively appealing fad of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns for the Mid Cap Fund than those generated by paying premium prices for companies currently in favor in the market. The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Foreign Stocks. The Mid Cap Fund may invest in foreign stocks, either directly or through ADRs. ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Derivatives. The Mid Cap Fund may use derivatives. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The derivative securities which the Mid Cap Fund may purchase or sell, for both hedging and non-hedging purposes, include exchange-traded put or call options, futures contracts, options on futures contracts and other securities or contracts whose values depend on the value of one or more other assets, such as securities or various indices.

As a hedging strategy, the Mid Cap Fund may use derivatives to “lock-in” realized but unrecognized gains in the value of the Mid Cap Fund’s portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the  hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

The Mid Cap Fund also may use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Mid Cap Fund’s portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional debt securities would.

Futures contracts are a type of derivative that enable a fund to buy or sell an asset in the future at an agreed-upon price. Options are a type of derivative that give the purchaser the right, or the writer the obligation, to buy or sell an asset at a pre-determined price in the future. Derivatives have risks associated with them including the risk that the use of such instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of options and futures contracts entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Mid Cap Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivatives would reduce net asset value, and possibly income, and such losses can be greater than if the derivative transactions had not been utilized.

Changes in Investment Objectives and Policies. The Mid Cap Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

Temporary Defensive Measures. From time to time, the Mid Cap Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Mid Cap Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If the Mid Cap Fund invests in shares of another  mutual fund, the shareholders of the Mid Cap Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Mid Cap Fund may not achieve its investment objective. The Mid Cap Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Not FIDC Insured. An investment in the Mid Cap Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of the Mid Cap Fund’s securities holdings is available in the Statement of Additional Information.

HOW TO BUY SHARES

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Mid Cap Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts (“IRAs”) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Mid Cap Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this prospectus); and
•	a check (subject to the minimum amounts) made payable to the Mid Cap Fund.

Mail the completed application and check to:

U.S. Mail:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

By Wire – You may also purchase shares of the Mid Cap Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-247-1014 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Mid Cap Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Mid Cap Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Mid Cap Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Mid Cap Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Mid Cap Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name;
•	the name of your account(s);
•	your account number(s);
•	the name of the Mid Cap Fund; and
•	a check made payable to the Mid Cap Fund.

Checks should be sent to the Mid Cap Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase - By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Mid Cap Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging  by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

The Mid Cap Fund may be an appropriate investment for tax-sheltered retirement plans, including: IRAs; simplified employee pensions (“SEPs”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Mid Cap Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Mid Cap Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at 800-247-1014 about the IRA custodial fees.

Distribution Plan

The Mid Cap Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the 1940 Act. Under the Mid Cap Fund’s plan, the Mid Cap Fund can pay a fee of up to 0.25% of its average daily net assets to the Advisor or certain broker-dealers, investment advisers, banks or other financial institutions to help defray the cost of servicing its shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Mid Cap Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

The Mid Cap Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Mid Cap Fund. You may be prohibited or restricted from making future purchases in the Mid Cap Fund. Checks should be made payable to the Mid Cap Fund. The Mid Cap Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Mid Cap Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Mid Cap Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next  calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Mid Cap Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Mid Cap Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Mid Cap Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1.00% of the Mid Cap Fund’s net asset value, the Mid Cap Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1.00% of the its net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Mid Cap Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Fund Policy on Market Timing

The Mid Cap Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Mid Cap Fund shares held by long-term shareholders, disrupt portfolio management and increase fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Mid Cap Fund. The Mid Cap Fund will reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Mid Cap Fund that indicates market timing or trading that it determines is abusive.

In addition, a 1.00% short-term redemption fee will be assessed against investment proceeds withdrawn within one year of investment. Mid Cap Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Mid Cap Fund uses a “first-in, first-out” method to determine the one year holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the shares of the Mid Cap Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (a “Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees.

Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by the Mid Cap Fund to be “market-timers.”

While the Mid Cap Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Mid Cap Fund with a net purchase or redemption request on any given day where purchasers and redeemers of the Mid Cap Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Mid Cap Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Mid Cap Fund will be able to apply the fee to such accounts in an effective manner. Consequently, the Mid Cap Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Trust is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Mid Cap Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading.

The Mid Cap Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in its or its shareholders’ best interest, or if the Mid Cap Fund thinks that the trading is abusive. The Mid Cap Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Mid Cap Fund shares.

By Mail – You may redeem any part of your account in the Mid Cap Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Mid Cap Fund’s full name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Mid Cap Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 800-247-1014 if you have questions. At the discretion of the Mid Cap Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account in the Mid Cap Fund by calling Shareholder Services at 800-247-1014. The Mid Cap Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Mid Cap Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Mid Cap Fund, although neither the Mid Cap Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Mid Cap Fund by telephone, you may request a redemption or exchange by mail.

Additional Information – If you are not certain of the requirements for a redemption please call Shareholder Services at 800-247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Mid Cap Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Mid Cap Fund incurs bank charges because you direct the Mid Cap Fund to re-issue a redemption check.

Because the Mid Cap Fund incurs certain fixed costs in maintaining shareholder accounts, you may, on thirty (30) days’ written notice, be required to redeem all of your shares if, due to redemptions (but excluding reductions in value due to market fluctuations), the value of your shares is less than $2,500, or such other minimum amount as the Mid Cap Fund may determine from time to time. You may increase the value of your shares in the Mid Cap Fund to the minimum amount within the 30-day period. All shares of the Mid Cap Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Mid Cap Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Mid Cap Fund’s net asset value per share (the “NAV”) for the applicable class. The NAV of each class is calculated for the Mid Cap Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the value of the total assets for that class (including interest and dividends accrued but not yet received) minus liabilities for that class (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Mid Cap Fund receives your order in proper form.

The Mid Cap Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Mid Cap Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor pursuant to guidelines approved by the Board of Trustees. Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Mid Cap Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Mid Cap Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Mid Cap Fund’s NAV by short-term traders, or that the Mid Cap Fund will realize fair valuation upon the sale of a security. Investments in derivatives are more likely to trigger fair valuation than investments in other securities.

Investments in other open-end registered investment companies are valued at their net asset value as reported daily by such underlying fund. The prospectuses for the underlying funds explain the circumstances under which those registered investment companies will use fair value pricing and the effects of using fair value pricing. Investments in closed-end investment companies, ETFs, and direct investments in securities are valued at market prices. Investments in such securities that are traded on a national securities exchange are generally valued at the last reported sales price or the official closing price. Securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. The Mid Cap Fund contemplates distributing as dividends each year all or substantially all of its net investment income and any net realized capital gain (the excess of net long-term capital gain over net short-term capital loss). The Mid Cap Fund expects that its distributions will consist primarily of net realized capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the Mid Cap Fund, unless you request cash distributions on your application or through a written request. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends or distributions and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Mid Cap Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Mid Cap Fund’s distribution schedule before you invest.

Taxes. In general, Mid Cap Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Mid Cap Fund or receive them in cash. Distributions attributable to short-term capital gain and net investment income will generally be taxable to you as ordinary income. Distributions attributable to net realized capital gain will generally be taxable to you as long-term capital gain, no matter how long you have owned your shares. If the Mid Cap Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

A portion of distributions paid by the Mid Cap Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Mid Cap Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

When you sell shares of the Mid Cap Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Mid Cap Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Mid Cap Fund.

By law, the Mid Cap Fund must withhold an amount equal to the fourth lowest rate of tax if you do not provide your correct taxpayer identification number (“TIN”) or certify that your TIN is correct, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Mid Cap Fund to do so.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE MID CAP FUND

Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311, serves as investment adviser to the Mid Cap Fund. The Advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the Advisor, which is 100% employee-owned. The Advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The Advisor also provides investment advisory and sub-advisory services to ten other mutual funds. As of March 31, 2009, the Advisor managed approximately $6.3 billion in assets.

For its investment advisory services to the Mid Cap Fund, the Advisor is paid a fee at the annual rate of 0.85% of the average daily net assets of the Mid Cap Fund. The Advisor contractually has agreed to waive its fee and/or reimburse certain operating expenses of the Mid Cap Fund, but only to the extent necessary to maintain the Mid Cap Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Mid Cap Fund may invest) and extraordinary expenses, at 1.40% of its average daily net assets through October 31, 2010. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Mid Cap Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Mid Cap Fund is able to make the repayment without exceeding the relevant expense limitation.

The Advisor also served as the investment adviser for the Predecessor Fund. During the fiscal year ended October 31, 2008, the Advisor earned an annual fee equal to 0.85% of the average daily net assets of the Predecessor Fund.

A discussion of the factors that the Board of Trustees considered in approving the Mid Cap Fund’s investment advisory agreement is contained in the Mid Cap Fund’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2008.

Portfolio Managers. The investment decisions for the Mid Cap Fund are made by the members of the Advisor’s Investment Policy Committee listed below as portfolio managers for the Mid Cap Fund. David N. Dreman and Mark Roach serve as portfolio managers for the Mid Cap Fund. As portfolio managers, they are primarily responsible for the day-to-day management of the Mid Cap Fund, except that David N. Dreman has ultimate authority with respect to the Mid Cap Fund’s investment decisions.

David N. Dreman. Mr. Dreman serves as Chairman and Chief Investment Officer of the Advisor. As Chairman of the Advisor’s Investment Policy Committee, Mr. Dreman will make the final determination with respect to all investment decisions for the Mid Cap Fund. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Advisor has been applying without style drift for over 20 years.

Mark Roach. Mr. Roach joined the Advisor in November 2006, and currently serves as a Managing Director of the Advisor. Prior to joining the Advisor, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management (“Vaughan Nelson”), where he managed equity portfolios using a strategy similar to that used by the Advisor to manage the Mid Cap Fund. From 2002 through 2006, Mr. Roach managed a small cap portfolio at Vaughan Nelson which had assets of over $1.5 billion when he left in 2006. In addition, from April 2006 through his departure from Vaughan Nelson, Mr. Roach also managed a mid cap portfolio with assets of approximately $770 million. Prior to joining Vaughan Nelson, Mr. Roach served as a security analyst for various institutions including 5th 3rd Bank, Lynch, Jones & Ryan and USAA, from 1997 to 2001. He has an MBA from the University of Chicago’s Graduate School of Business and a Bachelor’s degree from the Baldwin Wallace College.

The Mid Cap Fund’s Statement of Additional Information provides the following additional information: (i) the portfolio managers’ compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) ownership of shares of the Mid Cap Fund held by each portfolio manager. If you invest in the Mid Cap Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Mid Cap Fund’s behalf. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Mid Cap Fund believes that there would be no material impact on the Mid Cap Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Mid Cap Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Mid Cap Fund, no preference will be shown for such securities.

The fees for these services may be based on the number of accounts or may be a percentage of the average value of the Mid Cap Fund’s shareholder accounts for which the financial intermediary provides services. The Mid Cap Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Mid Cap Fund’s transfer agent or other service providers if the shares were purchased directly from the Mid Cap Fund. To the extent that these fees are not paid by the Mid Cap Fund, the Advisor may pay a fee to financial intermediaries for such services.

To the extent that the Advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the Advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Mid Cap Fund and the nature of the services provided by the financial intermediary. Although neither the Mid Cap Fund nor the Advisor pays for the Mid Cap Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Mid Cap Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Mid Cap Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Mid Cap Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Mid Cap Fund, no preference will be shown for such securities.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following pages will help you understand the financial performance for the Mid Cap Fund, including the Predecessor Fund, for the periods shown. Certain information reflects the financial performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Mid Cap Fund, assuming all dividends and distributions were reinvested. The information for the periods shown has been audited by Cohen Fund Audit Services, Ltd., the Trust’s (and the Predecessor Fund’s) Independent Registered Public Accounting Firm, whose report, along with the Mid Cap Fund’s financial statements, are included in the Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, both of which are available free of charge upon request.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Mid Cap Value Fund

	Year ended		Year ended	Year ended		Year ended		Period ended
	October		October	October		October		October
	31, 2008		31, 2007	31, 2006		31, 2005		31, 2004(a)

Selected Per Share Data
Net asset value, beginning of period	$14.03		$ 12.97	$ 12.66		$ 10.68		$ 10.00

Income from investment operations
Net investment income	0.12		0.06	0.07		0.01		0.01
Net realized and unrealized gain (loss)	(5.31)	(b)	1.84	2.05		2.16		0.67
Total from investment operations	(5.19)		1.90	2.12		2.17		0.68

Less distributions to Shareholders:
From net investment income	(0.08)		(0.06)	(0.03)		(0.01)		-
From net realized gain	(1.56)		(0.79)	(1.78)		(0.18)		-
Total distributions	(1.64)		(0.85)	(1.81)		(0.19)		-

Paid in capital from redemption fees	0.02		0.01	-	(c)	-	(c)	- (c)

Net asset value, end of period	$ 7.22		$14.03	$ 12.97		$ 12.66		$10.68

Total Return (d)	-41.24%	(b)	15.37%	18.59%		20.52%		6.80%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$1,279		$ 2,605	$ 1,732		$ 1,118		$801
Ratio of expenses to average net assets (f)	1.40%		1.40%	1.40%		1.40%		1.65%(g)
Ratio of expenses to average net assets
before waiver & reimbursement	8.08%		6.42%	9.37%		11.46%		11.80%(g)
Ratio of net investment income to
average net assets (f)	0.97%		0.46%	0.57%		0.06%		0.16%(g)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(5.72)%		(4.56)%	(7.40)%		(10.00)%		(9.99)% (g)
Portfolio turnover rate	52.45%		101.11%	52.48%		132.04%		125.34%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund's NAV would have been $0.13 lower and the total return for the year would have been -42.29%
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(g) Annualized.

FOR MORE INFORMATION

You can find additional information about the Trust in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Mid Cap Fund’s potential investments, the Annual and Semi-Annual Reports detail the Mid Cap Fund’s actual investments as of their report dates. The reports include a discussion by the Mid Cap Fund’s management of recent market conditions, economic trends, and investment strategies that significantly affected the Mid Cap Fund’s performance during the reporting period.

Statement of Additional Information (“SAI”): The SAI supplements the prospectus and contains detailed information about the Mid Cap Fund and its investment restrictions, risks and policies and operations, including the Mid Cap Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Mid Cap Fund’s affiliates. A current SAI for the Mid Cap Fund is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Mid Cap Fund’s Annual and Semi-Annual Reports, and request other information about the Mid Cap Fund or make shareholder inquiries, in any of the following ways:

By Telephone:	Call Shareholder Services at 800-247-1014

U.S. Mail:	Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

As of the date of this prospectus, the Mid Cap Fund does not have an Internet website and, therefore, the Mid Cap Fund’s SAI, Annual and Semi-Annual Reports are not available through such means.

You may review and copy information about the Mid Cap Fund (including the SAI and other reports) at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Mid Cap Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

(Investment Company Act File No. 811-22118)

DREMAN CONTRARIAN FUNDS

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

STATEMENT OF ADDITIONAL INFORMATION

Dreman Contrarian Mid Cap Value Fund

May 18, 2009

Dreman Contrarian Funds (the “Trust”) is an open-end management investment company currently offering the Dreman Contrarian Mid Cap Value Fund (the “Fund”), a series which is covered by this Statement of Additional Information (the “SAI”). This SAI is not a prospectus. It should be read in conjunction with the Fund’s prospectus dated May 18, 2009, as it may be supplemented or revised from time to time.

The Fund offers a single class of shares. It commenced operations as a separate series (the “Predecessor Fund”) of the Unified Series Trust. On January 22, 2008, the Predecessor Fund was reorganized as a new series of the Trust.

Certain information from the Annual Report to Shareholders with respect to the Fund for the fiscal year ended October 31, 2008 is incorporated by reference into this SAI.

A free copy of the Fund’s prospectus, as well as the Annual Report to Shareholders relevant to the Fund for the fiscal year ended October 31, 2008, can be obtained by writing Dreman Contrarian Funds, c/o Unified Fund Services, Inc., at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 800-247-1014.

DESCRIPTION OF THE TRUST AND THE FUND

Dreman Contrarian Funds (the “Trust”) was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commonly known as a “mutual fund.” This Statement of Additional Information (the “SAI”) relates to the prospectus for the Dreman Contrarian Mid Cap Value Fund (the “Fund”). The Fund is a “diversified” series of the Trust, as that term is defined in the 1940 Act. The Fund offers a single class of shares, which bears an on-going 0.25% 12b-1 distribution fee.

The Fund commenced operations as a separate series (the “Predecessor Fund”) of the Unified Series Trust. The Predecessor Fund also offered only a single class of shares. The Predecessor Fund commenced operations on December 31, 2003. On January 22, 2008, the Predecessor Fund was reorganized as a new portfolio of the Trust. References in this SAI are to a Predecessor Fund’s current name. In addition, certain of the financial information contained in this SAI relates to the Predecessor Fund.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of one class of shares for the Fund. The Declaration of Trust further authorizes the Board of Trustees to classify or reclassify any series of shares into one or more classes. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. The Declaration of Trust authorizes the trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of medium capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $550 million to $20 billion. The Fund may also invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index.

These investment policies are non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders. The Fund will invest principally in a diversified portfolio of equity securities of companies that Dreman Value Management, LLC (the “Advisor”), the Fund’s investment adviser, believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The Fund may also invest in initial public offerings. The Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B.        Fixed Income Securities. The Fund intends to remain substantially invested in equity securities; however the Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk  than an investment in its equity securities. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

C.        Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. The Fund will invest no more than 20% of its assets in debt securities. The Fund may invest in convertible securities rated B or higher by Standard and Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the  Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.        Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.        Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

F.        Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to  repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

G.        Foreign Securities. The Fund may invest up to 20% of its assets in foreign securities, either directly or through American Depository Receipts (“ADRs”). ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect the Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions.

H.        Strategic Transactions and Derivatives. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although no more than 5% of the Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy  that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.         Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange listed options. However, the Fund may not purchase or sell over-the-counter options, which are considered illiquid by the staff of the U.S. Securities and Exchange Commission (the “SEC”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.         General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

4.         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.         Warrants. The Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

J.         Corporate Debt Securities. The Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

K.        Lower Quality Debt Securities. The Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid  than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.        Rule 144A Securities. The Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

M.       Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, the Fund may invest in other investment companies including mutual funds, closed-end funds and exchange traded funds (“ETFs”). As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally  are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds – municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money – issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets – 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150 million). Although closed-end funds rarely de-leverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Fund generally will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that the Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it can not close out of a position at any time it desires. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the  selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (“UITs”), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Fund may invest include SPDRs, DIAMONDS, and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR, except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consist of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ – 100 Index Tracking Stock) represent ownership in the NASDAQ – 100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include PowerShares, WisdomTree, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e–50, Fortune 500, streetTRACKS, and Vanguard ETFs.

The Fund may also invest in various sector ETFs, such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Fund may invest in new exchange traded shares as they become available. As a shareholder of an investment company, the Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.         Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of  the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.         Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.         Illiquid Investments. The Fund will not invest more than 15% of its total assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Advisor.

5.         Name Rule. Under normal circumstances, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of medium capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $550 million to $20 billion. This investment policy is Non-Fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its Annual and Semi-Annual Reports to Shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor, nor an affiliate of either may receive any portion of this fee. Information released to Rating Agencies is not released under conditions  of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to the Fund’s website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. The Board is also responsible for addressing conflicts of interest between the interests of the Fund’s shareholders, on the one hand, and the interests of the Advisor, principal underwriter, or any affiliated person of the Fund, their investment adviser, or their principal underwriter, on the other. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

INVESTMENT ADVISOR

The investment adviser for the Fund is Dreman Value Management, LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. The Advisor also served as the investment adviser to the Predecessor Fund. David N. Dreman is the Chairman and Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor with respect to the Fund (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees of the Trust. As compensation for its management services, the Fund is obligated to pay the Advisor a fee, computed and accrued daily, and paid monthly, at an annual rate of 0.85%.

The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), and extraordinary expenses, at 1.40% of its average daily net assets through October 31, 2010.

Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation. The Advisor currently is voluntarily waiving the payment by the Fund’s shareholders of 12b-1 fees equal to 0.25% of the average daily net assets of the Fund. This waiver is non-contractual and, as a result, may be discontinued at any time.

Prior to January 22, 2008, the Advisor also served as the investment adviser to the Predecessor Fund. The following table describes the investment advisory fees paid, and expenses waived and/or reimbursed for the Fund, including for the Predecessor Fund, for the periods shown below.

Fee	Fiscal Year ended October 31, 2008	Fiscal Year ended October 31, 2007	Fiscal Year ended October 31, 2006
Gross Investment Advisory Fees (Net of Waivers)	$17,866	$19,367	$11,425
Investment Advisory Fees Waived and/or Expenses Reimbursed	$(135,425)	$(108,890)	$(11,425)
Net Investment Advisory Fees	$0	$0	$0

The Advisor is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed if such reimbursement does not cause the Fund to exceed any existing applicable expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2008, the amounts available for reimbursement by the Fund were as follows:

Amount	Recoverable Through October 31,
$103,951	2009
$108,890	2010
$135,425	2011

The Advisor retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days’ written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Fund’s Agreement was approved by the Board of Trustees, including a majority of trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person organizational board meeting held on August 15, 2007. A discussion of the factors that the Board of Trustees considered in approving the Fund’s Agreement is contained in the Trust’s Semi-Annual Report to Shareholders for the period ended April 30, 2008.

About the Portfolio Managers

David N. Dreman and Mark Roach serve as portfolio managers for the Fund. Each of them is responsible for making the investment decisions for and the day-to-day management of the Fund (each, a “Portfolio Manager”), except that David N. Dreman has ultimate authority with respect to the Fund’s investment decisions.

As of October 31, 2008, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
David N. Dreman	Investment Companies: 17	Investment Companies: $7.13 billion	Investment Companies: 0	Investment Companies: 0
	Pooled Investment Vehicles: 6	Pooled Investment Vehicles: $146 million	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $5.23 million
	Other Accounts: 125	Other Accounts: $1.08 billion	Other Accounts: 0	Other Accounts: 0

Mark Roach	Investment Companies: 10	Investment Companies: $2.1 billion	Investment Companies: 0	Investment Companies: 0
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0
	Other Accounts: 20	Other Accounts: 137	Other Accounts: 0	Other Accounts: 0

Each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations, and (iii) such Portfolio Manager’s overall contribution to the firm’s success. Finally, each Portfolio Manager is also eligible to participate in the Advisor’s profit sharing program. In addition, as a member of a related entity that acts as manager to three private equity funds, Mr. Dreman also shares in the performance fee that is received by the manager of these private funds, which is equal to 20% of all positive pre-tax performance returns in excess of the return since the last calculation date, accrued monthly and paid annually. This performance fee is in addition to the  fixed management fee that the manager receives for managing each private fund’s portfolio. In contrast, the fees paid by the Fund to the Advisor are not based on the performance results of the Fund. The performance fee may create a potential conflict of interest by providing an incentive for Mr. Dreman to allocate more volatile stocks with greater capital appreciation opportunity to the private funds rather the Fund.

As of October 31, 2008, the Portfolio Managers beneficially owned the following dollar range of equity securities in the Fund:

(1)	(2)
Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund
David N. Dreman	$500,001 to $1,000,000
Mark Roach	None

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Each trustee will hold office until the Trust’s next annual meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each officer holds office at the pleasure of the Board of Trustees and serves for a term of one year or until their successor is duly elected and qualified.

The following table sets forth various information about the trustees and officers of the Trust. First, it provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested” trustees). Next, it provides information about the Trust’s “interested” trustee, who is also an officer of the Trust. Finally, it provides information about the Trust’s officers, who are neither non-interested nor interested trustees.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Brian R. Bruce 5945 Glendower Lane Plano, TX 75093 (age: 52)	Since 2007	Trustee	Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	9	Trustee, CM Advisers Family of Funds, a registered open-end management investment company, consisting of two portfolios (May 2003 to Present).
Robert B. Grossman, MD 35 Gilbert Street South Tinton Falls, NJ 07701 (age: 61)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice.	9	None.
Robert A. Miller, Ph.D. 200 Norfolk Road Orlando, FL 32803 (age: 65)	Since 2007	Chairman of the Board of Trustees	Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004).	9	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).
Interested Trustee and Executive Officer
E. Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 51)	Secretary since 2007	Trustee and Secretary

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

				N/A	N/A

Executive Officers
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 74)	Since 2007	Trustee Ex-Officio[1]	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A
William Murphy c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 46)	Since February 2008	Treasurer and Chief Financial Officer

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator (October 2007 to present); Supervisor, Separate Accounts Administration for American United Life Insurance Company (2000 to October 2007).

				N/A	N/A

_________________________

[1]

Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act.

At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

John C. Swhear c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 47)	Since 2007	Acting Chief Executive Officer, Vice President and Anti-Money Laundering Compliance Officer

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

			N/A	N/A
Michael D. Appleton c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 52)	Since 2007	Chief Compliance Officer

Chief Compliance Officer, Dreman Value Management, LLC (October 2007 to Present); Prior thereto, Chief Compliance Officer, Reich & Tang Asset Management, LLC & Reich & Tang Distributors, Inc. (April 2000 to September 2007).

			N/A	N/A

The Trust has a standing Audit Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Audit Committee generally meets each quarter immediately before the regular meeting of the Board of Trustees. The functions of the Audit Committee are to meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board of Trustees the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. During the fiscal year ended October 31, 2008, the Audit Committee met twice.

The Trust has a standing Governance and Nominating Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Governance and Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the fiscal year ended October 31, 2008, the Governance and Nominating Committee met twice.

The following table lists the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008 (i) in the Fund, and (ii) on an aggregate basis in any other funds overseen by the trustee within the Trust.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Dreman Contrarian Funds Overseen By Trustee
Brian R. Bruce	None	None
David N. Dreman [1]	Over $100,000	Over $100,000
Robert R. Grossman, MD	None	None
E. Clifton Hoover, Jr.	None	None
Robert A. Miller, Ph.D.	None	None

1 As Trustee Ex-Officio.

The Trust does not compensate the trustees and officers who are also officers or employees of the Advisor, Unified Financial Securities, Inc. (the “Distributor”), the Trust’s principal underwriter, or of any service provider. Non-interested trustees receive an annual retainer of $5,000 plus a fee of $1,250 for each meeting of the trustees which they attend in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a Board meeting of the Trust. Trustees and officers are reimbursed for travel and other out-of-pocket expenses. The Trust does not offer any retirement benefits for trustees.

Based upon the above fee schedule, the following table shows aggregate compensation paid to each trustee by the Trust in the fiscal year ended October 31, 2008:

(1) Name of Person, Position	(2) Aggregate Compensation From Trust	(3) Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Trust Paid to Trustee
Brian R. Bruce – Trustee	$10,000	None	None	$10,000
David N. Dreman – Trustee Ex-Officio	None	None	None	None
Robert B. Grossman, MD – Trustee	$10,000	None	None	$10,000
E. Clifton Hoover, Jr. – Trustee	None	None	None	None
Robert A. Miller, Ph.D. – Trustee	$10,000	None	None	$10,000

Sales Loads. The Fund does not currently charge any front-end or contingent deferred sales charges on the sale of shares.

Code of Ethics. The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. These Codes of Ethics are designed to put the interests of shareholders before the interests of investment personnel. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders, including the procedures that the Fund will use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. The Board of Trustees has delegated to the Advisor the responsibility for decisions regarding proxy voting for securities held by the Fund. The Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2008 is available: (1) without charge, upon request by calling (800) 247-1014 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s Fundamental policies or the terms of the investment advisory agreement with the Advisor.

As of April 30, 2009, the trustees and officers of the Trust, as a group, owned 46.36% of the Fund.

As of April 30, 2009, the following persons are known to the Trust to be the beneficial owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	46.36%
National Financial Services, LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	24.02%
Profit Sharing Plan of Contrarian Services Corp. Harborside Financial Center Plaza 10 Jersey City, NJ 07311	22.58%

ADDITIONAL INFORMATION CONCERNING PURCHASES AND REDEMPTIONS

In General. The Trust makes a continuous offering of the Fund’s shares, but retains the right to reject any offer to purchase its shares.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s prospectus. For a description of the methods used to determine the share price and value of Fund assets, see “Determination of Net Asset Value” in the Fund’s prospectus and “Net Asset Value” in this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will  be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.

Net Asset Value. The net asset value of the shares of the Fund is determined as of the close of trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by adding the total value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), subtracting all liabilities (included accrued expenses), and then dividing by the total number of shares of the particular class of the Fund outstanding at such time.

Anti-Money Laundering Policy. Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees. John C. Swhear, a Vice President of the Trust, also serves as the Trust’s Anti-Money Laundering Compliance Officer.

Customer Identification Policy. When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

Frequent Purchases and Redemptions of Shares. The Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Fund’s performance and shareholders. Accordingly, it is the policy of the Trust not to enter into any arrangements to permit frequent purchases or redemptions of shares of the Fund. The Fund charges a 1.00% early redemption fee on shares redeemed less than one year after they are purchased. This redemption fee applies to all shareholders and accounts. The Trust may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. Any redemption fees are credited to the Fund. This redemption fee is imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund experienced a higher turnover rate in 2007 due to a change in portfolio managers that reevaluated the Fund's portfolio holdings. This resulted in a significant spike in the turnover rate for 2007. Normally, we believe annual turnover will fall between 30-50%.

The following table sets forth the Fund’s turnover rate for the periods indicated:

Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
52.45%	101.11%

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In effecting purchases and sales of securities for the account of the Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Fund or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. Subject to Section 28(e), the Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor’s overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Management fees received by the Advisor from the Fund are not reduced because these research services are received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services  provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of on-line data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The research products and services and on-line data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients’ accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct Fund brokerage transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business.

Prior to January 22, 2008, the Advisor also served as the investment adviser to the Predecessor Fund. For the fiscal period ended October 31, 2008, the Adviser directed the following brokerage transactions to brokers who provided research services to the Adviser:

Amount of Transactions	Brokerage Commissions Paid
$866,000	$655

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection, or such other method as the Advisor deems fair and reasonable.

For the fiscal years or periods ended October 31, 2008, 2007 and 2006, the Fund, including the Predecessor Fund, paid brokerage commissions (including markups on principal transactions) as follows:

2008	2007	2006
$1,979	$3,649	$1,135

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a statutory trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that the Fund actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income each share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options and futures in each case derived with respect to its business of investing in stock, or securities or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report the Fund’s distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2008, the Fund had a unused capital loss carry forward of $140,110 available to offset future capital gains through October 31, 2016.

The portion of the dividends the Fund pays (other than capital gains distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

Unified, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent. Some of the officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, performs compliance services, and performs other transfer agent and shareholder service functions. Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, recordkeeping and other management-related services. Effective October 1, 2008, Unified amended its prior fee schedule and began charging the Trust a monthly fee for these services, which is allocated to the Fund based on the Fund’s proportionate share of net assets in the Trust for the month. This fee is equal to an annual rate of 0.35% of the Trust’s average net assets up to and including $200 million, 0.25% of the Trust’s average net assets between $200 million and $300 million, 0.15% of the Trust’s average net assets between $300 million and $500 million, and 0.10% of the Trust’s average net assets over $500 million (subject to a minimum annual fee of $700,000).

Prior to January 22, 2008, the Predecessor Fund was a series of Unified Series Trust, an affiliated party of Unified. For its administrative services, Unified received the following fees from the Fund, including the Predecessor Fund, during the fiscal years or periods ended October 31, 2008, 2007 and 2006:

2008	2007	2006
$30,208	$30,165	$26,084

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the fiscal  year ending October 31, 2009. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. Certain officers of the Trust may also be officers or employees of the Distributor and therefore, the Trust may be deemed to be an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

For its services as the principal underwriter of the Fund’s shares, the Distributor receives a monthly fee, paid by the Advisor and not by the Fund or the Trust, at the rate of 0.01% of the average daily net assets of the Trust, subject to a monthly minimum fee. This monthly minimum fee is calculated at $300 times the number of series offered by the Trust. The Distributor is also reimbursed for certain out-of-pocket expenses which include but are not limited to: printing, postage and handling, shipping, record storage, legal expenses associated with negotiating customized agreements with selling group counterparties and regulatory filing fees and all other expenses incurred on behalf of the Trust. Additional fees not contemplated in this schedule will be negotiated on a per occurrence basis.

Prior to January 22, 2008, the Distributor also served as the principal underwriter to the Predecessor Fund. During the most recent fiscal year ended October 31, 2008, the Distributor received the following commissions and other compensation from the Fund:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation [1]
$0	$0	$0	$0

1	The Distributor may receive Distribution (i.e., Rule 12b-1) fees from the Fund in connection with its sale and servicing.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on August 15, 2007 called for the purpose of, among other things, voting on the Plan.

The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit its shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of the Fund, for which it pays the Advisor the 12b-1 fee described above. The Advisor currently is waiving the 12b-1 fee of 0.25% for the Fund. This waiver is voluntary and may be discontinued at any time.

Prior to January 22, 2008, the Predecessor Fund had a Rule 12b-1 distribution plan in place that was identical to the current Plan of the Fund. For the fiscal year ended October 31, 2008, the Advisor voluntarily waived payment from the Fund of the 12b-1 fees in the amount of $5,247.

PERFORMANCE

From time to time the Fund may advertise its total return and yield. “Total return” is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.

The “yield” of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of the Fund, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The Fund may also include its distribution  rate in its advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

Total return quotations used by the Fund are based on standardized methods of computing performance mandated by SEC rules. The “average annual total return (before taxes)” of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

Prior to January 22, 2008, the Fund was the Predecessor Fund of Unified Series Trust. In connection with the reorganization, the Fund adopted the financial statements and performance information of the Predecessor Fund. The average annual total returns (after taxes on distributions) and average annual total returns (after taxes on distributions and redemptions) for the Fund (including the Predecessor Fund) for the one-year, five-years and ten-years periods (or the life of the Fund, if shorter), are set forth in the prospectus. The following are the average annual returns for the Fund (including the Predecessor Fund) – before taxes for the one-year, five-year and ten-year periods (or the life of the Fund, if shorter), ended October 31, 2008:

Average Annual Returns for the Periods Ended October 31, 2008

1 Year	5 Year	Since Inception on December 31, 2003
-41.24%	N/A	0.71%

As the following formula indicates, the average annual total return (before taxes) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

P(1 + T)n = ERV

Where

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

Comparisons and Advertisements. To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return for the Fund as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Barclays Capital Treasury Index;

Salomon Bros. Corporate Bond Index;

U.S. Treasury Bills;

Consumer Price Index;

S&P Mid Cap 400® Index;

S&P 500® Composite Index;

Russell 1000® Value Index;

Barclays Capital U.S. Intermediate Government/Credit Index;

Dow Jones Industrial Average;

Morningstar Indices; and

Mutual Fund returns calculated by the CDA Technologies, Inc.

FINANCIAL STATEMENTS

The Annual Report to Shareholders with respect to the Fund for the fiscal year ended October 31, 2008 as been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference in this SAI. No other parts of the Annual Report to Shareholders are included herein. The financial statements and financial highlights for the Fund included in such Annual Report to Shareholders have been audited by the Fund’s (and the Predecessor Fund’s) independent registered public accountants, Cohen Fund Audit Services, Ltd., whose report thereon also appears in such Annual Report. The financial statements in such Annual Report have been included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

I.	PROXY VOTING POLICY AND PROCEDURES
A.	Policy.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

B.	Proxy Voting Procedures.

All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

1.	Keep a record of each proxy received.

2.         Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3.         Determine which accounts managed by DVM holds the security to which the proxy relates.

4.         Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.         Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer or VP of Operations. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.         DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.         Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.         DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment  company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security[1];
•	the CUSIP number of the portfolio security[1];
•	the shareholder meeting date;
•	a brief description of the matter voted on;
•	whether the matter was put forward by the issuer or a shareholder;
•	whether the investment company Client voted;
•	how the investment company Client cast its vote; and
•	whether the investment company Client cast its vote for or against management.
C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

_________________________

1  The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

1.         Whether the proposal was recommended by management and DVM’s opinion of management;

2.	Whether the proposal acts to entrench existing management; and

3.         Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

D.	Conflicts of Interest.

The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

F.	Record Keeping.

The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1.         Copies of these proxy voting policies and procedures and any amendments thereto.

2.         A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.         A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.         A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.         A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

6.         DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

PART C – OTHER INFORMATION

Item 23.	Exhibits.
(a)	Declaration of Trust.
(1)

Certificate of Trust of Dreman Contrarian Funds (the “Registrant”) dated July 27, 2007, as filed with the Secretary of State of Delaware on July 31, 2007, is incorporated herein by reference to Exhibit No. 23(a)(1) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the U. S. Securities and Exchange Commission (the “SEC”) on September 11, 2007 (the “Initial Form N-1A”).

(2)	Agreement and Declaration of Trust dated July 31, 2007, is incorporated herein by reference to Exhibit No. 23(a)(2) of the Initial Form N-1A.
(b)	By-Laws.

The By-Laws of the Registrant, are incorporated herein by reference to Exhibit No. 23(b) of the Initial Form N-1A.

(c)	Instruments Defining Rights of Security Holders.
(1)

See Article II; Article III, Section 3.7; Article VI; Article VII; Article VIII, Section 8.5 and Article IX of the Registrant’s Agreement and Declaration of Trust dated July 31, 2007, which is incorporated herein by reference to Exhibit No. 23(a)(2) of the Initial Form N-1A.

(2)	See Article IV; Article V; and Article VI of the Registrant’s By-Laws, which are incorporated herein by reference to Exhibit No. 23(b) of the Initial Form N-1A.
(d)	Investment Advisory Contracts.
(1)

Form of Investment Advisory Agreement dated October ___, 2007 between Dreman Value Management, LLC (the “Advisor”) and the Registrant, on behalf of the Dreman Contrarian Large Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(1) of the Initial Form N-1A.

(2)

Form of Investment Advisory Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Mid Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(2) of the Initial Form N-1A.

(3)

Form of Investment Advisory Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(3) of the Initial Form N-1A.

(4)

Form of Investment Advisory Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Large Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(4) of the Initial Form N-1A.

(5)

Form of Investment Advisory Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Mid Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(5) of the Initial Form N-1A.

(6)

Form of Investment Advisory Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Small Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(6) of the Initial Form N-1A.

(7)

Form of Investment Advisory Agreement dated January ___, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian All Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(7) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the SEC on February 22, 2008 (“PEA No. 3”).

(8)

Form of Investment Advisory Agreement dated January ___, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian SMID Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 3.

(9)

Form of Investment Advisory Agreement dated January ___, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian International Value Fund, is incorporated herein by reference to Exhibit No. 23(d)(9) of PEA No. 3.

(e)	Underwriting Contracts.
(1)

Form of Distribution Agreement dated October ___, 2007 between Unified Financial Securities, Inc. (the “Distributor”) and the Registrant, is incorporated herein by reference to Exhibit No. 23(e)(1) of the Initial Form N-1A

(2)

Form of Distribution Agreement dated January 23, 2008 between Unified and the Registrant is incorporated herein by reference to Exhibit No. 23(e)(2) of PEA No. 3, and Form of Exhibit B is incorporated herein by reference to Exhibit No. 23(e)(2) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the SEC on August 8, 2008.

(3)	Form of Selling Dealer Agreement, is incorporated herein by reference to Exhibit No. 23(e)(2) of the Initial Form N-1A.

(4)	Form of Amended Exhibit A to the Selling Dealer Agreement (to be filed by amendment).
(5)

Form of Share Purchase Agreement between the Distributor and the Registrant, on behalf of the Dreman Contrarian All Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(e)(5) of PEA No. 3.

(6)

Form of Share Purchase Agreement between the Distributor and the Registrant, on behalf of the Dreman Contrarian SMID Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(e)(6) of PEA No. 3.

(7)

Form of Share Purchase Agreement between the Distributor and the Registrant, on behalf of the Dreman Contrarian International Value Fund, is incorporated herein by reference to Exhibit No. 23(e)(7) of PEA No. 3.

(f)	Bonus or Profit Sharing Contracts.

Not applicable.

(g)	Custodian Agreements.

Form of Custody Agreement dated October ___, 2007 between Huntington National Bank and the Registrant, is incorporated herein by reference to Exhibit No. 23(g) of the Initial Form N-1A.

(h)	Other Material Contracts.
(1)	Fund Accounting, Administration, Transfer Agency and Anti-Money Laundering Agreement.
(a)

Form of Mutual Fund Services Agreement dated October ___, 2007 between Unified Fund Services, Inc. (“Unified”) and the Registrant, is incorporated herein by reference to Exhibit No. 23(h)(1) of the Initial Form N-1A.

(b)

Form of Mutual Fund Services Agreement dated January 23, 2008 between Unified and the Registrant, is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 3, and revised Fee Schedule is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-145984/811-22118) as filed with the SEC on March 2, 2009.

(2)	Operating Expenses Agreements.
(a)

Form of Operating Expenses Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Large Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of the Initial Form N-1A.

(b)

Form of Operating Expenses Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Mid Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(b) of the Initial Form N-1A.

(c)

Form of Operating Expenses Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Contrarian Small Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(c) of the Initial Form N-1A.

(d)

Form of Operating Expenses Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Large Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(d) of the Initial Form N-1A.

(e)

Form of Operating Expenses Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Mid Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(e) of the Initial Form N-1A.

(f)

Form of Operating Expenses Agreement dated October ___, 2007 between the Advisor and the Registrant, on behalf of the Dreman Quantitative Small Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(f) of the Initial Form N-1A.

(g)

Form of Operating Expenses Agreement dated January ___, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian All Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(g) of PEA No. 3.

(h)

Form of Operating Expenses Agreement dated January ___, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian SMID Cap Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(h) of PEA No. 3.

(i)

Form of Operating Expenses Agreement dated January ___, 2008 between the Advisor and the Registrant, on behalf of the Dreman Contrarian International Value Fund, is incorporated herein by reference to Exhibit No. 23(h)(2)(i) of PEA No. 3.

(i)	Legal Opinion.

Opinion and consent of Greenberg Traurig, LLP dated February 22, 2008, is incorporated herein by reference to Exhibit No. 23(i) of PEA No. 3.

(j)	Other Opinions.
(1)	Consent of Cohen Fund Audit Services, Ltd. (filed herewith).

(2)	Consent of Greenberg Traurig, LLP to the continued use of its opinion, as filed on February 22, 2008 (filed herewith).
(k)	Omitted Financial Statements.

Not applicable.

(l)	Initial Capital Agreements.

Not applicable. The Trust will be capitalized from the proceeds of the shell reorganization of the assets and liabilities of the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund (collectively, the “Predecessor Funds”), each a series of shares of Unified Series Trust (SEC File Nos. 333-100654/811-21237) into corresponding series of the Registrant.

(m)	Rule 12b-1 Plans.
(1)	Form of Class A Shares Distribution Plan and related agreement for the Registrant, incorporated herein by reference to Exhibit No. 23(m) of the Initial Form N-1A.
(2)	Form of Retail Class Shares Distribution Plan and related agreement for the Registrant, is incorporated herein by reference to Exhibit No. 23(m)(2) of PEA No. 3.
(n)	Rule 18f-3 Plan.

Rule 18f-3 Plan, is incorporated herein by reference to Exhibit No. 23(n) of the Initial Form N-1A.

(o)	Reserved.
(p)	Codes of Ethics.
(1)	Code of Ethics of the Registrant, is incorporated herein by reference to Exhibit No. 23(p)(1) of the Initial Form N-1A.
(2)	Code of Ethics of the Advisor, is incorporated herein by reference to Exhibit No. 23(p)(2) of the Initial Form N-1A.
(3)	Code of Ethics of the Distributor, is incorporated herein by reference to Exhibit No. 23(p)(3) of the Initial Form N-1A.
Item 24.	Persons Controlled by or Under Common Control with the Registrant.

None.

Item 25.	Indemnification.

Indemnification of the Advisor, Distributor, Unified and Huntington National Bank (the Registrant’s Custodian) against certain stated liabilities is provided for in Section 5 of each Investment Advisory Agreement, Section 9 of the Distribution Agreement, Section 8 of the Mutual Fund Services Agreement, and Article VIII of the Custody Agreement. Each of these agreements are incorporated herein by reference to exhibits to the Registrant’s Initial Form N-1A.

The Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Article VIII of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit No. 23(a)(2) of the Initial Form N-1A, provides for the indemnification of Registrant’s trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U. S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Investment Advisor.

The Advisor is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). The list required by this Item 26 of each officer, director or partner of the Advisor, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by each officer, director, employee, partner or trustee during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by the Advisor pursuant to the Advisers Act (SEC File No. 801-54255).

Item 27.	Principal Underwriters.
(a)

Unified Financial Securities, Inc. (the “Distributor”) is the principal underwriter of the Registrant’s shares of beneficial interest. The Distributor is the only principal underwriter of the Registrant. The Distributor also serves as a principal underwriter for the following investment companies: Unified Series Trust, American Pension Investors

Trust, Dividend Growth Trust, Sparrow Funds, and TrendStar Investment Trust.

(b)

The information required by this Item 27(b) with respect to each director, officer or partner of the Distributor is incorporated herein by reference to Schedule A of Form BD filed by the Distributor with the U. S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-23508).

(c)	Not Applicable.
Item 28.	Location of Accounts and Records.
(a)

Dreman Value Management, LLC, c/o Contrarian Services Corp., Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311 (Registrant’s Certificate of Trust, Agreement and Declaration of Trust, By-Laws, Minute Books, and records relating to its function as investment adviser).

(b)	Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (records relating to its function as principal underwriter).
(c)	Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (records relating to its function as custodian).
(d)

Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (records relating to its function as administrator, transfer agent, fund accounting agent and anti-money laundering agent).

Item 29.	Management Services.

None.

Item 30.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Jersey City and the State of New Jersey on the 18th day of May 2009.

DREMAN CONTRARIAN FUNDS

By: /s/ JOHN C. SWHEAR
Name:	John C. Swhear

Title: Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE
/s/ JOHN C. SWHEAR	Acting Chief	May 18, 2009
John C. Swhear	Executive Officer

and Vice President

* Brian R. Bruce	Trustee	May 18, 2009

Brian R. Bruce

* Dr. Robert B. Grossman	Trustee	May 18, 2009

Dr. Robert B. Grossman

* Robert A. Miller	Trustee	May 18, 2009

Robert A. Miller

/s/ Willian Murphy	Treasurer and	May 18, 2009
William Murphy	Chief Financial

Officer

/s/ JOHN C. SWHEAR	May 18, 2009

* By: John C. Swhear,

Attorney-in-fact pursuant to Powers

of Attorney

DREMAN CONTRARIAN FUNDS

Power of Attorney

I hereby appoint John C. Swhear, J. Michael Landis and Tara Pierson, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of DREMAN CONTRARIAN FUNDS to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on August 15, 2007.

/s/ BRIAN R. BRUCE
Name:	Brian R. Bruce
Title:	Trustee

DREMAN CONTRARIAN FUNDS

Power of Attorney

I hereby appoint John C. Swhear, J. Michael Landis and Tara Pierson, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of DREMAN CONTRARIAN FUNDS to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on August 15, 2007.

/s/ ROBERT B. GROSSMAN
Name:	Robert B. Grossman
Title:	Trustee

DREMAN CONTRARIAN FUNDS

Power of Attorney

I hereby appoint John C. Swhear, J. Michael Landis and Tara Pierson, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of DREMAN CONTRARIAN FUNDS to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on August 15, 2007.

/s/ ROBERT A. MILLER
Name:	Robert A. Miller
Title:	Trustee

INDEX OF EXHIBITS

Exhibit No.	Exhibit
23 (j)(1)	Consent of Cohen Fund Audit Services, Ltd.
23 (j)(2)	Consent of Greenberg Traurig, LLP